Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Chesapeake Energy Corporation (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mohit Singh, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 31, 2023	By:	/s/ MOHIT SINGH
Mohit Singh
Executive Vice President and Chief Financial Officer